SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

           California                                77-0446957
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)


                        Commission File Number: 000-23575

   445 Pine Avenue, Goleta, California               93117
(Address of principal executive offices)          (Zip code)

                                :  (805) 692-5821
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

The Board of Directors of Community West Bancshares (CWBC) deeply regrets to announce the recent passing away of Michael A. Alexander, Chairman of the Board of Directors and Chief Executive Officer of CWBC and Chairman of the Board of Directors of CWBC's banking subsidiary, Goleta National Bank (GNB).

William R. Peeples, Vice Chairman of CWBC's Board of Directors, has been named Acting Chairman of the Board of CWBC.

Robert H. Bartlein, Vice Chairman of the Board of Directors of GNB, has been named Acting Chairman of the Board of GNB.

Lynda Nahra, President and Chief Executive Officer of GNB, was named to the additional position of President and Chief Executive Officer of CWBC.


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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2004                      COMMUNITY WEST BANCSHARES

                                    By: /s/ Charles G. Baltuskonis
                                        --------------------------

                                        Charles G. Baltuskonis
                                        Chief Financial Officer


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